Exhibit 21

Name	State of Formation
K. HOVNANIAN Developments OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
New Land Title Agency, L.L.C.	AZ
K. Hovnanian at Palm Valley, L.L.C.	AZ
K. Hovnanian at Quail Creek, L.L.C.	AZ
K. Hovnanian at Rancho Cabrillo, LLC	AZ
K. Hovnanian at Eagle Heights, LLC	AZ
K. Hovnanian Building Company, LLC	AZ
K. Hovnanian Companies of Arizona, LLC	AZ
K. Hovnanian Enterprises, Inc.	CA
STONEBROOK HOMES, INC.	CA
K. Hovnanian Companies of California, Inc.	CA
K. Hovnanian Developments of California, Inc.	CA
K. Hovnanian at Sycamore, Inc.	CA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian at Bridgeport, Inc.	CA
K. HOVNANIAN AT OCEAN WALK, INC.	CA
K. Hovnanian at Dominguez Hills, Inc.	CA
SEABROOK ACCUMULATION CORPORATION	CA
K. Hovnanian Communities, Inc.	CA
K. HOV IP, II, Inc.	CA
K. Hovnanian Developments of New Jersey II, Inc.	CA
K. Hovnanian Developments of New Jersey, Inc.	CA
K. Hovnanian Homes Northern California, Inc.	CA
K. HOVNANIAN AT WINCHESTER, LLC	CA
K. Hovnanian's Four Seasons, LLC	CA
K. Hovnanian at Menifee, LLC	CA
K. Hovnanian at Rancho Santa Margarita, LLC	CA
K. Hovnanian at Arbor Heights, LLC	CA
K. Hovnanian at The Gables, LLC	CA
K. Hovnanian at Riverbend, LLC	CA
K. Hovnanian at Encinitas Ranch, LLC	CA
K. Hovnanian at Park Lane, LLC	CA
K. Hovnanian at Trail Ridge, LLC	CA
K. Hovnanian's Four Seasons at Hemet, LLC	CA
K. Hovnanian at 4S, LLC	CA
K. Hovnanian Companies, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. Hovnanian's Four Seasons at Palm Springs, LLC	CA
K. Hovnanian at Mosaic, LLC	CA
K. Hovnanian at Olde Orchard, LLC	CA
K. Hovnanian at Eastlake, LLC	CA
K. Hovnanian at La Costa, LLC	CA
K. Hovnanian at Skye Isle, LLC	CA
K. Hovnanian at La Habra Knolls, LLC	CA
K. Hovnanian at Cortez Hill, LLC	CA
K. Hovnanian's Four Seasons at Beaumont, LLC	CA
K. Hovnanian at Acqua Vista, LLC	CA
K. Hovnanian at The Crosby, LLC	CA
K. Hovnanian at Aliso, LLC	CA
K. Hovnanian at Bella Lago, LLC	CA
K. Hovnanian at The Preserve, LLC	CA
K. Hovnanian at Lake Rancho Viejo, LLC	CA
K. Hovnanian at Thompson Ranch, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. Hovnanian at Evergreen, L.L.C.	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian's Parkside at Towngate, L.L.C.	CA
K. Hovnanian at Prado, L.L.C.	CA
K. Hovnanian at Sage, L.L.C.	CA
K. Hovnanian at Cielo, L.L.C.	CA
K. Hovnanian at Piazza D'Oro, L.L.C.	CA
K. Hovnanian at La Costa Greens, L.L.C.	CA
K. Hovnanian at Coastline, L.L.C.	CA
K. Hovnanian at Stanton, LLC	CA
K. Hovnanian at Bakersfield 463, L.L.C.	CA
K. Hovnanian at La Laguna, L.L.C.	CA
K. Hovnanian at Malan Park, L.L.C.	CA
K. Hovnanian at Piazza Serena, L.L.C	CA
K. Hovnanian at Victorville, L.L.C.	CA
K. Hovnanian at Vista Del Sol, L.L.C.	CA
K. Hovnanian at El Dorado Ranch II, L.L.C.	CA
K. Hovnanian at El Dorado Ranch, L.L.C.	CA
K. Hovnanian at West View Estates, L.L.C.	CA
K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.	CA
K. Hovnanian at Charter Way, LLC	CA
K. Hovnanian at Fresno, LLC	CA
K. Hovnanian at Jaeger Ranch, LLC	CA
K. Hovnanian at Melanie Meadows, LLC	CA
K. Hovnanian at Muirfield, LLC	CA
K. Hovnanian at Parkside, LLC	CA
K. Hovnanian at Santa Nella, LLC	CA
K. Hovnanian at Valle Del Sol, LLC	CA
K. Hovnanian at Westshore, LLC	CA
K. Hovnanian at Wheeler Ranch, LLC	CA
K. Hovnanian at Woodcreek West, LLC	CA
K. Hovnanian's Four Seasons at Los Banos, LLC	CA
K. Hovnanian at Fiddyment Ranch, LLC	CA
K. Hovnanian at Sheldon Grove, LLC	CA
K. Hovnanian at Waterstone, LLC	CA
K. Hovnanian at Carlsbad, LLC	CA
K. Hovnanian at Manteca, LLC	CA
K. Hovnanian at Positano, LLC	CA
K. Hovnanian at Sunridge Park, LLC	CA
K. Hovnanian at Gilroy, LLC	CA
K. Hovnanian at Andalusia, LLC	CA
K. Hovnanian at Verona Estates, LLC	CA
K. Hovnanian at Pavilion Park, LLC	CA
K. Hovnanian at Gilroy 60, LLC	CA
GTIS-HOV Positano LLC	CA
GTIS-HOV Rancho 79 LLC	CA
K. Hovnanian GT Investment, L.L.C.	CA
K. Hovnanian JV Holdings, L.L.C.	CA
K. Hovnanian JV Services Company, L.L.C.	CA
K. Hovnanian Terra Lago Investment, LLC	CA
K. HOVNANIAN Developments OF D.C., INC.	DC
K. Hovnanian Homes of D.C., L.L.C.	DC
Hovnanian Enterprises, Inc. (PARENT COMPANY)	DE
Washington Homes, Inc.	DE
K. HOVNANIAN Developments OF DELAWARE, INC.	DE
K. Hovnanian at Mansfield I, L.L.C.	DE
K. Hovnanian at Mansfield II, L.L.C.	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Shore Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
K. HOVNANIAN AT WAYNE, VIII, L.L.C.	DE
K. Hovnanian at Chester I, L.L.C.	DE
K. Hovnanian at West Windsor, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. Hovnanian at Lawrence V, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. Hovnanian Hamptons at Oak Creek II, L.L.C.	DE
K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.	DE
K. Hovnanian Homes of Longacre Village, L.L.C.	DE
KHH Shell Hall Loan Acquisition, LLC	DE
K. Hovnanian at Plantation Lakes, L.L.C.	DE
K. Hovnanian at Brenford Station, LLC	DE
NORTH MANATEE, L.L.C.	DE
WOODMORE RESIDENTIAL, L.L.C.	DE
HovWest Land Acquisition, LLC	DE
GTIS-HOV Holdings LLC	DE
GTIS-HOV Dulles Parkway Parent LLC	DE
GTIS-HOV Greenfield Crossing Parent LLC	DE
Terra Lago Indio, LLC	DE
MSHOV HOLDING COMPANY, L.L.C.	DE
77 HUDSON STREET JOINT DEVELOPMENT, L.L.C.	DE
WTC VENTURES, L.L.C.	DE
Nassau Grove Enterprises, L.L.C.	DE
AG/Hov Delray Holdings, L.L.C.	DE
AG/Hov Delray, L.L.C.	DE
HovSite Catalina LLC	DE
HovSite Churchill Club LLC	DE
HovSite Cider Grove LLC	DE
HovSite Firenze LLC	DE
HovSite Florida Holdings LLC	DE
HovSite Greenwood Manor LLC	DE
HovSite Holdings LLC	DE
HovSite Hunt Club LLC	DE
HovSite Illinois Holdings LLC	DE
HovSite Irish Prairie LLC	DE
HovSite Liberty Lakes LLC	DE
HovSite Monteverde 1 & 2 LLC	DE
HovSite Monteverde 3 & 4 LLC	DE
HovSite Providence LLC	DE
HovSite Southampton LLC	DE
K. Hovnanian Nassau Grove Holdings, L.L.C.	DE
K. Hovnanian HovWest Holdings, L.L.C.	DE
K. Hovnanian M.E. Investments, LLC	DE
Homebuyers Financial USA, LLC	DE
K. Hovnanian Homes of Delaware I, LLC	DE
K. Hovnanian at Cedar Lane Estates, LLC	DE
HOVNANIAN Developments OF FLORIDA, INC.	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. Hovnanian at Lake Burden, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. Hovnanian Florida Realty, L.L.C.	FL
Eastern National Title Agency, LLC	FL
K. Hovnanian Sterling Ranch, LLC	FL
K. Hovnanian Grand Cypress, LLC	FL
K. Hovnanian at Pickett Reserve, LLC	FL
K. Hovnanian Estates at Wekiva, LLC	FL
K. Hovnanian Jupiter Farms, LLC	FL
K. Hovnanian Riverside, LLC	FL
K. Hovnanian at Walkers Grove, LLC	FL
K. Hovnanian Cypress Key, LLC	FL
FIRST MORTGAGE LENDERS OF FLORIDA, L.L.C.	FL
K. Hovnanian at Delray Beach, L.L.C.	FL
K. Hovnanian Homes of Florida I, LLC	FL
K. Hovnanian TerraLargo, LLC	FL
K. Hovnanian Cypress Creek, LLC	FL
K. Hovnanian Montclaire Estates, LLC	FL
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Homes of Georgia, L.L.C.	GA
K. Hovnanian Homes at Creekside, LLC	GA
K. Hovnanian Developments of Illinois, Inc.	IL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian Estates at Regency, L.L.C.	IL
Glenrise Grove, L.L.C.	IL
Arbor Trails, LLC	IL
K. Hovnanian at Orchard Meadows, LLC	IL
K. Hovnanian at Sauganash Glen, LLC	IL
K. Hovnanian at Prairie Pointe, LLC	IL
K. Hovnanian at Island Lake, LLC	IL
K. Hovnanian at Amberly Woods, LLC	IL
K. Hovnanian at River Hills, LLC	IL
Amber Ridge, LLC	IL
K. Hovnanian at Silverwood Glen, LLC	IL
Al Tahaluf Al Aqary LLC	INT'L
K. Hovnanian Developments of Kentucky, Inc.	KY
K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY
WH PROPERTIES, INC.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN Developments OF MARYLAND, INC.	MD
K. Hovnanian's Four Seasons at Kent Island, L.L.C.	MD
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD
K. Hovnanian at Willow Brook, L.L.C.	MD
K. Hovnanian at Roderuck, L.L.C.	MD
Washington Homes at Columbia Town Center, L.L.C.	MD
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian Homes at Fairwood, L.L.C.	MD
Ridgemore Utility, L.L.C.	MD
Woodland Lake Condominiums at Bowie New Town, L.L.C.	MD
PADDOCKS, L.L.C.	MD
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD
Pine Ayr, LLC	MD
K. Hovnanian Homes at Camp Springs, L.L.C.	MD
K. Hovnanian Homes at Forest Run, L.L.C.	MD
Hovnanian Land Investment Group, L.L.C.	MD
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes at Maxwell Place, L.L.C.	MD
Founders Title Agency of Maryland, L.L.C.	MD
K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.	MD
Homebuyers Financial Services, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at the Highlands, LLC	MD
GTIS-HOV Villages at Pepper Mill LLC	MD
K. Hovnanian Homes of Maryland I, LLC	MD
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN
K. Hovnanian Liberty on Bluff Creek, LLC	MN
K. Hovnanian Timbres at Elm Creek, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek II, LLC	MN
K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC	MN
K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC	MN
K. Hovnanian Homes of Minnesota at Cedar Hollow West, LLC	MN
K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC	MN
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. Hovnanian Developments of North Carolina, Inc.	NC
WESTMINSTER HOMES, INC.	NC
K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
K. Hovnanian Homes at Reedy Creek, LLC	NC
K. Hovnanian at Neuse River, LLC	NC
K. Hovnanian Homes at Brook Manor, LLC	NC
K. Hovnanian at Burch Kove, LLC	NC
HERITAGE PINES, L.L.C.	NC
PRESTON GRANDE HOMES, INC.	NC
K. Hovnanian at Smithville, Inc.	NJ
K. Hovnanian Construction III, Inc	NJ
LANDARAMA, INC.	NJ
K. Hovnanian Construction II, Inc	NJ
MCNJ, Inc.	NJ
EASTERN TITLE AGENCY, INC.	NJ
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. Hovnanian at Ocean Township, Inc	NJ
K. Hovnanian Properties of Red Bank, Inc.	NJ
K. Hovnanian at Mahwah VI, Inc.	NJ
K. Hovnanian Construction Management, Inc.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
The Matzel & Mumford Organization, Inc	NJ
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Berkeley, L.L.C.	NJ
K. Hovnanian at Guttenberg, L.L.C.	NJ
K. Hovnanian at Clifton, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ
K. Hovnanian at Jersey City IV, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ
K. Hovnanian at Northfield, L.L.C.	NJ
K. Hovnanian at Mansfield III, L.L.C.	NJ
K. Hovnanian at Washington, L.L.C.	NJ
K. Hovnanian at North Haledon, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ
K. Hovnanian at Marlboro VII, L.L.C.	NJ
K. Hovnanian at Hamburg, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor, L.L.C	NJ
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ
K. Hovnanian at Barnegat I, L.L.C.	NJ
K. Hovnanian at Cranbury, L.L.C.	NJ
K. Hovnanian at Sayreville, L.L.C.	NJ
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. Hovnanian at Wayne IX, L.L.C.	NJ
K. Hovnanian at South Brunswick, L.L.C.	NJ
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. Hovnanian Venture I, L.L.C.	NJ
K. Hovnanian at Denville, L.L.C.	NJ
K. Hovnanian at Randolph I, L.L.C.	NJ
K. Hovnanian at Middletown II, L.L.C.	NJ
K. Hovnanian at Middle Township, L.L.C.	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
M&M at Chesterfield, LLC	NJ
K. Hovnanian at Forest Meadows, L.L.C.	NJ
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian at Somers Point, L.L.C.	NJ
K. Hovnanian at Freehold Township, L.L.C.	NJ
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ
K. Hovnanian at North Bergen. L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.	NJ
K. Hovnanian at Bridgewater I, L.L.C.	NJ
K. Hovnanian at Edgewater, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ
K. Hovnanian at Edgewater II, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Hawthorne, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ
Builder Services NJ, L.L.C.	NJ
K. Hovnanian at Scotch Plains, L.L.C.	NJ
K. HOVNANIAN AT VINELAND, L.L.C.	NJ
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at Deptford Township, L.L.C.	NJ
M&M at Wheatena Urban Renewal, L.L.C.	NJ
K. Hovnanian at Millville I, L.L.C.	NJ
K. Hovnanian at Pittsgrove, L.L.C.	NJ
K. Hovnanian at Montvale, L.L.C.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Middle Township II, L.L.C.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
Terrapin Realty, L.L.C.	NJ
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at Keyport, L.L.C.	NJ
M&M AT Crescent Court, L.L.C.	NJ
K. Hovnanian at Oceanport, L.L.C.	NJ
K. Hovnanian at Station Square, L.L.C.	NJ
Auddie Enterprises, L.L.C.	NJ
K. Hovnanian at Shrewsbury, LLC	NJ
K. Hovnanian at Branchburg, L.L.C.	NJ
K. Hovnanian at Cedar Grove V, L.L.C.	NJ
K. Hovnanian at North Caldwell IV, L.L.C.	NJ
K. Hovnanian at Parsippany, L.L.C.	NJ
K. Hovnanian at South Brunswick II, LLC	NJ
K. Hovnanian at Montvale II, LLC	NJ
K. Hovnanian at Franklin II, L.L.C.	NJ
K. Hovnanian at Howell, LLC	NJ
K. Hovnanian at Long Hill, L.L.C.	NJ
K. Hovnanian at Franklin III, LLC	NJ
K. Hovnanian Manalapan Acquisition, LLC	NJ
K. Hovnanian at Montgomery, LLC	NJ
K. Hovnanian at Monroe NJ II, LLC	NJ
K. Hovnanian at Middletown III, LLC	NJ
K. Hovnanian at Morris Twp, LLC	NJ
K. Hovnanian at Cedar Grove VI, LLC	NJ
K. Hovnanian at Howell II, LLC	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ
K. HOVNANIAN AT 77 HUDSON STREET URBAN RENEWAL COMPANY, L.L.C.	NJ
MM-BEACHFRONT NORTH I, L.L.C.	NJ
M&M AT MONROE WOODS, L.L.C.	NJ
MM-BEACHFRONT NORTH II, L.L.C.	NJ
K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ
K. Hovnanian at Trenton II, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ
K. HOVNANIAN INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ
K. Hovnanian TBD, LLC	NJ
K. Hovnanian Classics, L.L.C.	NJ
K. Hovnanian at Waldwick, LLC	NJ
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN Developments OF NEW YORK, INC.	NY
K. HOVNANIAN AT MONROE II, INC.	NY
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY
K. Hovnanian at New Windsor, L.L.C.	NY
K. Hovnanian Developments of Ohio, Inc.	OH
K. Hovnanian Ohio Realty, L.L.C.	OH
K. Hovnanian Summit Homes, L.L.C.	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
K. HOVNANIAN OSTER HOMES, L.L.C.	OH
K. Hovnanian Aberdeen, LLC	OH
K. Hovnanian LaDue Reserve, LLC	OH
K. Hovnanian Monarch Grove, LLC	OH
K. Hovnanian Waterbury, LLC	OH
K. Hovnanian White Road, LLC	OH
K. Hovnanian Indian Trails, LLC	OH
K. Hovnanian Hidden Hollow, LLC	OH
K. Hovnanian Rivendale, LLC	OH
K. Hovnanian Woodland Pointe, LLC	OH
K. Hovnanian Edgebrook, LLC	OH
K. Hovnanian Schady Reserve, LLC	OH
K. Hovnanian Highland Ridge, LLC	OH
New Home Realty, LLC	OH
MILLENNIUM TITLE AGENCY, LTD.	OH
K. Hovnanian Woodridge Place, LLC	OH
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Companies of Pennsylvania, Inc.	PA
K. Hovnanian PA Real Estate, Inc.	PA
Governor's Abstract Co., Inc.	PA
K. Hovnanian at Upper Makefield I, Inc.	PA
K. Hovnanian at Hershey's Mill, Inc.	PA
K. Hovnanian at Thornbury, Inc.	PA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Lower Moreland I, L.L.C.	PA
K. Hovnanian at Lower Moreland II, L.L.C.	PA
K. Hovnanian at Northampton, L.L.C.	PA
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Allentown, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
Builder Services PA, L.L.C.	PA
K. Hovnanian at East Brandywine, L.L.C.	PA
K. Hovnanian at Middletown, LLC	PA
K. Hovnanian at Chadds Ford, LLC	PA
GTIS-HOV Warminster LLC	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. Hovnanian at Upper Providence, LLC	PA
K. Hovnanian Developments of South Carolina, Inc.	SC
K. Hovnanian Homes of South Carolina, LLC	SC
K. Hovnanian Four Seasons at Gold Hill, LLC	SC
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC
K. Hovnanian Homes at St. James Place, LLC	SC
K. Hovnanian Homes at The Paddocks, LLC	SC
Shell Hall Club Amenity Acquisition, LLC	SC
Shell Hall Land Acquisition, LLC	SC
Shell Hall Loan Acquisition, LLC	SC
K. Hovnanian Homes at The Abby, LLC	SC
K. Hovnanian at Coosaw Point, LLC	SC
K. Hovnanian Developments of Texas, Inc.	TX
PARK TITLE COMPANY, LLC	TX
K. Hovnanian Homes - DFW, L.L.C.	TX
K. Hovnanian Homes of Houston, L.L.C.	TX
K. Hovnanian of Houston II, L.L.C.	TX
K. Hovnanian DFW Ridgeview, LLC	TX
K. Hovnanian DFW Belmont, LLC	TX
K. Hovnanian DFW Liberty Crossing, LLC	TX
Fair Land Title Company, Inc.	TX
K. Hovnanian Homes of Virginia, Inc.	VA
K. Hovnanian Developments of Virginia, Inc.	VA
FOUNDERS TITLE AGENCY, INC.	VA
K. Hovnanian at Lake Terrapin, L.L.C.	VA
K. Hovnanian Four Seasons @ Historic Virginia, LLC	VA
K. Hovnanian Summit Holdings, L.L.C.	VA
Dulles Coppermine, L.L.C.	VA
K. Hovnanian Homes at Cameron Station, LLC	VA
K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA
K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian at Lee Square, L.L.C.	VA
K. Hovnanian at Seasons Landing, LLC	VA
K. Hovnanian at Lenah Woods, LLC	VA
K. Hovnanian at Reserves at Wheatlands, LLC	VA
K. Hovnanian at Lake Ridge Estates, LLC	VA
K. Hovnanian at Residence at Discovery Square, LLC	VA
K. Hovnanian Homes at Willowsford Grant, LLC	VA
K. Hovnanian at Estates at Wheatlands, LLC	VA
GTIS-HOV Festival Lakes LLC	VA
GTIS-HOV Leeland Station LLC	VA
WHI-REPUBLIC, LLC	VA
K. Hovnanian's Four Seasons at Vint Hill, L.L.C.	VA
COBBLESTONE SQUARE DEVELOPMENT, L.L.C.	VA
GTIS-HOV Residences at Dulles Parkway LLC	VA
GTIS-HOV Residences at Greenfield Crossing LLC	VA
K. Hovnanian at Cobblestone Square Condominiums, L.L.C.	VA
K. Hovnanian Homes at Willowsford Grange, LLC	VA
K. Hovnanian Homes of Virginia I, LLC	VA
K. Hovnanian at Dominion Crossing, LLC	VA
K. Hovnanian at Pelham's Reach, LLC	VA
K. Hovnanian at Village of Round Hill, LLC	VA
K. Hovnanian at Waterford, LLC	VA
K. Hovnanian at Embrey Mill, LLC	VA
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV
K. Hovnanian Homes of West Virginia, L.L.C.	WV
Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV
K. Hovnanian at Huntfield, LLC	WV